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                           AMERICAN EAGLE FUNDS, INC.



                   AMERICAN EAGLE CAPITAL APPRECIATION FUND
                           AMERICAN EAGLE TWENTY FUND
                      AMERICAN EAGLE LARGE-CAP GROWTH FUND




                                  ANNUAL REPORT




                                DECEMBER 31, 2002

                 (This page has been left blank intentionally.)

LETTER TO SHAREHOLDERS


DEAR SHAREHOLDER,

Jundt Associates seeks to invest in stocks of the fastest growing American companies and, to a limited extent, in domestically traded stocks of comparable foreign companies.(1) For each of the Funds, we seek companies that we believe offer significant potential for growth in revenue and earnings. We believe that such companies offer investors the greatest potential for long-term appreciation.

Jundt Associates employs a fundamental "bottom up" approach to identify such companies. In other words, we look at each company's revenue and earnings growth potential, as well as its competitive, management, market and other characteristics. In general, we select stocks without regard to market sectors and other defined selection criteria or the potential for dividends.

The continued volatility and resistance to recovery that have marked the U.S. stock market for the past three years is clearly reflected in the results of the American Eagle Funds. As the performance data provided in this report shows, the Funds delivered disappointing results during the year ended December 31, 2002. The American Eagle Large-Cap Growth Fund slightly outperformed its primary benchmark and its peer-group composite. The American Eagle Capital Appreciation and Twenty Funds, however, each trailed their primary benchmark and peer-group composites.

In an attempt to limit losses in a difficult environment for growth stocks, the Funds have undertaken the following measures during 2002: 1) underweight sectors that continue to underperform, and 2) enter into options and futures transactions in an attempt to protect against adverse market price changes. With respect to industry and sector concentration, throughout the year we generally decreased holdings in the biotechnology, energy, and medical devices/drugs industries, and increased holdings in the cable, computer hardware, computer services/software and wireless/telecommunications services and infrastructure industries.

In our semi-annual letter, we outlined how the first six months of 2002 proved to be an extremely difficult period. These conditions continued throughout the second half of the year, as we witnessed prices for some historically defensive sectors decline sharply (E.G., drugs), and in some instances collapse (E.G., cable). These declines contributed to the Funds' disappointing performance as defensive sectors, in the aggregate, constituted a large portion of the Funds' holdings. Corporate spending, especially on technology, remained low and stagnated. This also had an adverse impact on the Funds' performance, as technology companies struggled to hit sales targets and meet earnings estimates. Bankruptcies and corporate bond downgrades by the rating agencies helped create a liquidity crisis for growth companies, despite an easing monetary policy by the Federal Reserve. Investors started to question the viability of growth companies with substantial debt. The resulting panic reached a crescendo on July 24th, a day in which more than 25% of the companies on the NYSE (New York Stock Exchange) hit new lows.

Despite the general negative sentiment and poor results for many growth companies, there were a few isolated positives. For instance, one of our largest sector holdings in the Funds is in the wireless/telecommunications services and infrastructure industry. One of these stocks, Nextel Communications (not held in the American Eagle Twenty Fund), had a steady rebound in price during the last half of the year. After reaching a low for the year in early July of approximately $3.00, the stock subsequently increased to over $12.00. However, even this bright spot was not enough to materially mitigate the negative performance that resulted from the bulk of the Funds' holdings. More common examples of the type of individual stock performance that contributed to Fund returns were stocks like Charter Communications, which saw a steady decline in its stock price from greater than $16.00 in early 2002 to just over $1.00 by the end of 2002. The portfolios began to accumulate the stock in the 2nd and 3rd quarters of 2002. This steady decline in the price of Charter Communications resulted in significant losses in the Funds' holdings of this stock by the end of 2002.

Due to the uncertainty in world events, specifically with Iraq, we continue to be positioned very cautiously. Because of this uncertainty, we have temporarily increased our cash positions throughout 2002 and into 2003. In other words, the Funds have not always been fully invested in accordance with their investment objectives and primary strategies. As a result, the Funds may not have participated in market advances or declines to the same extent that they would have if they had remained more fully invested.(2)

The Funds' portfolios as they exist today consist mainly of companies that are leaders in their respective industries or companies that initiate change in the way society lives, works, and recreates. We believe these types of firms are best positioned to prosper in a slow-growth economic environment, which has been especially difficult for the growth stocks in which the Funds invest. Given the length of the market's decline, we believe that history is on our side and we remain confident in our abilities to find long-term investment opportunities. We believe that those who ride out the current market volatility should eventually be rewarded for their patience. We will continue making adjustments to the portfolios as conditions and the market warrants. Also, for the first one and a half months of 2003, all of the Funds have achieved positive results.(3)

LETTER TO SHAREHOLDERS (concluded)


The pages that follow contain important information regarding the performance of each Fund for the one-year period ended December 31, 2002, as well as over the life of each Fund. Included are the average annual total returns of each Fund's primary benchmark index and the average annual total return of its peer-group composite of mutual funds. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future, and the performance information does not reflect the deduction of taxes that would be paid on fund distributions or the redemptions of fund shares. You should review the information that relates to your Fund.

Thank you for investing in the American Eagle Funds.

Sincerely,

/s/ James R. Jundt

James R. Jundt
Chairman

(1) Growth stocks are stocks that have shown or are expected to show rapid earnings and revenue growth. Growth stocks may be riskier investments than other stocks and usually make little or no dividend payments to shareholders. Securities of foreign companies, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic companies.

(2) Cash positions include cash equivalents such as money market instruments and short-term debt securities. A Fund may also pursue a temporary defensive position by entering into repurchase agreements, where a Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. Movements in and out of a temporary defensive position will increase a Fund's portfolio turnover rate and transaction costs, and may negatively impact a Fund's performance.

(3) Past performance should not be considered representative of future results.

AMERICAN EAGLE CAPITAL APPRECIATION FUND


THE AMERICAN EAGLE CAPITAL APPRECIATION FUND SEEKS CAPITAL APPRECIATION by utilizing an aggressive, yet flexible, investment approach. In normal market conditions, the Fund maintains a core portfolio of 30 to 50 securities of primarily American growth companies without regard to their size. The Fund may employ leverage, sell securities short, and buy and sell futures and options contracts in an effort to protect assets against adverse market price changes and in an attempt to generate additional investment returns.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2002
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                                  Biotechnology    2.8%
                                          Cable   10.3%
                              Computer Hardware    7.0%
                     Computer Services/Software    7.2%
                              Interactive Media   12.2%
                          Medical Devices/Drugs    9.7%
                                    Restaurants    3.4%
                                         Retail    3.2%
                    Short-Term Securities/Other
                Assets in excess of Liabilities   24.4%
                             Telecommunications
                                 Infrastructure    5.5%
                     Wireless/Telecommunication
                                       Services   14.3%

PERFORMANCE DATA: AMERICAN EAGLE CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

                               [PLOT POINTS GRAPH]

                                                               12/31/02
                                                               --------
          AMERICAN EAGLE CAPITAL APPRECIATION FUND(1)           $ 8,225

          RUSSELL 1000 GROWTH INDEX(2)                          $ 5,566

          LIPPER CAPITAL APPRECIATION FUND INDEX(3)             $ 4,451


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)
       ------------------------------------------------------------------

       ------------------------------------------------------------------
                                                                  SINCE
                                                    1-YEAR    INCEPTION(4)
       ------------------------------------------------------------------
       AMERICAN EAGLE CAPITAL APPRECIATION FUND     (46.24)%      (6.31)%
       ------------------------------------------------------------------
       RUSSELL 1000 GROWTH INDEX                    (27.88)      (23.58)
       ------------------------------------------------------------------
       LIPPER CAPITAL APPRECIATION FUND INDEX       (23.98)      (17.47)
       ------------------------------------------------------------------

(1) Total return is based on a hypothetical investment at the Fund's inception on December 30, 1999. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of American Eagle Capital Appreciation Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3) The Lipper Capital Appreciation Fund Index measures the composite performance of the 30 largest "capital appreciation" mutual funds, as categorized by Lipper Analytical Services, Inc. The performance is presented net of the funds' fees and expenses and assumes reinvestment of all distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 30, 1999, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                 AMERICAN EAGLE CAPITAL APPRECIATION FUND
                                                               DECEMBER 31, 2002

COMMON STOCKS                                                                                     Market
Industry Description and Issue                       Number of Shares                Cost          Value (a)
-----------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (2.8%)
-----------------------------------------------------------------------------------------------------------
   Genentech, Inc. (b)                                          3,900          $  141,733        $  129,324
                                                                               ----------------------------
                                                                                  141,733           129,324
                                                                               ----------------------------
CABLE (10.3%)
-----------------------------------------------------------------------------------------------------------
   Cable Vision Systems New York Group - Class A (b)            5,300              27,324            88,722
   Charter Communications, Inc. - Class A (b)                  43,000             320,253            50,740
   Clear Channel Communications, Inc. (b)                       3,200             114,631           119,328
   Cox Communication Inc. - Class A (b) (d)                     4,400             102,099           124,960
   Mediacom Communications Corporation (b)                      9,600              58,176            84,576
                                                                               ----------------------------
                                                                                  622,483           468,326
                                                                               ----------------------------
COMPUTER HARDWARE (7.0%)
-----------------------------------------------------------------------------------------------------------
   Intel Corporation (d)                                       11,900             357,178           185,283
   Sun Microsystems, Inc. (b)                                  43,000             295,736           133,730
                                                                               ----------------------------
                                                                                  652,914           319,013
                                                                               ----------------------------
COMPUTER SERVICES/SOFTWARE (7.2%)
-----------------------------------------------------------------------------------------------------------
   Intuit Inc. (b)                                              2,000              75,389            93,840
   Microsoft Corporation (b)                                    4,500             206,375           232,650
                                                                               ----------------------------
                                                                                  281,764           326,490
                                                                               ----------------------------
INTERACTIVE MEDIA (12.2%)
-----------------------------------------------------------------------------------------------------------
   Comcast Corporation - Class A (b)                           10,200             291,413           230,418
   EchoStar Communications Corporation - Class A (b)            3,600             123,525            80,136
   General Motors Corporation - Class H (b)                    22,600             543,602           241,820
                                                                               ----------------------------
                                                                                  958,540           552,374
                                                                               ----------------------------
MEDICAL DEVICES/DRUGS (9.7%)
-----------------------------------------------------------------------------------------------------------
   Aksys, Ltd. (b)                                             11,400              91,384            60,420
   BioSphere Medical Inc. (b)                                  20,000             141,008           131,800
   ICOS Corporation (b)                                         1,600              43,228            37,456
   Pfizer Inc. (d)                                              6,800             210,577           207,876
                                                                               ----------------------------
                                                                                  486,197           437,552
                                                                               ----------------------------
RESTAURANTS (3.4%)
-----------------------------------------------------------------------------------------------------------
   Famous Dave's of America, Inc. (b)                          48,500             315,800           152,533
                                                                               ----------------------------
                                                                                  315,800           152,533
                                                                               ----------------------------
RETAIL (3.2%)
-----------------------------------------------------------------------------------------------------------
   Costco Wholesale Corporation (b)                             1,200              40,538            33,672
   Target Corporation                                           3,700             116,854           111,000
                                                                               ----------------------------
                                                                                  157,392           144,672
                                                                               ----------------------------
TELECOMMUNICATIONS INFRASTRUCTURE (5.5%)
-----------------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                             44,000             660,757           248,600
                                                                               ----------------------------
                                                                                  660,757           248,600
                                                                               ----------------------------
WIRELESS/TELECOMMUNICATION SERVICES (9.4%)
-----------------------------------------------------------------------------------------------------------
   AOL Time Warner Inc. (b) (d)                                11,100             115,253           145,410
   Nextel Communications, Inc. - Class A (b)                   13,200              69,597           152,460
   XM Satellite Radio Holdings Inc. - Class A (b)              48,200             483,064           129,658
                                                                               ----------------------------
                                                                                  667,914           427,528
                                                                               ----------------------------
TOTAL COMMON STOCKS (70.7%)                                                     4,945,494         3,206,412
                                                                               ============================

See accompanying notes to schedule of investments.                             5

SCHEDULE OF INVESTMENTS (concluded)     AMERICAN EAGLE CAPITAL APPRECIATION FUND
                                                               DECEMBER 31, 2002

CONVERTIBLE BONDS                                                                                   Market
Industry Description and Issue                              Principal Amount             Cost        Value (a)
--------------------------------------------------------------------------------------------------------------
WIRELESS/TELECOMMUNICATION SERVICES (4.9%)
--------------------------------------------------------------------------------------------------------------
   Charter Communications, 4.7500%, due 06/01/2006,
   convertible into Charter Communications common
   stock                                                          $1,200,000       $  590,094       $  220,500
                                                                                   ---------------------------
TOTAL CONVERTIBLE BONDS (4.9%)                                                        590,094          220,500
                                                                                   ============================
SHORT-TERM SECURITIES
REPURCHASE AGREEMENT (3.2%)
--------------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 1.05%
   acquired on 12/31/02 and due 1/2/03 with proceeds
   of $144,008 collateralized by $149,587 FGCI,
   5.000%, due 8/1/2017, value including accrued
   interest, $146,890.                                            $  144,000       $  144,000       $  144,000
                                                                                   ---------------------------
TOTAL SHORT-TERM SECURITIES (3.2%)                                                    144,000          144,000
                                                                                   ===========================
   Total investments in securities (78.8%)                                         $5,679,588 (c)    3,570,912
                                                                                   ==========
   Other assets in excess of liabilities (21.2%)                                                       959,703
                                                                                                    ----------
NET ASSETS (100.0%)                                                                                 $4,530,615
                                                                                                    ==========

Notes to Schedule of Investments:

Percentage of investments as shown is the ratio of the total market value to total net assets.

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) Cost for federal income tax purposes at December 31, 2002, was $5,908,207.
    The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were:

    -----------------------------------------------
    Gross unrealized appreciation      $    285,177
    Gross unrealized depreciation        (2,622,472)
                                       ------------
    Net unrealized depreciation        $ (2,337,295)
    -----------------------------------------------

(d) Securities pledged, with a market value of $663,529, as collateral for the following short futures contracts entered into as of December 31, 2002:

                                                       UNREALIZED
    CONTRACTS         ISSUE           MARKET VALUE    DEPRECIATION
    --------------------------------------------------------------
    3         S&P 500 - March 2003      $659,175        $ (158)
    --------------------------------------------------------------
              Total                     $659,175        $ (158)
    --------------------------------------------------------------


6                                See accompanying notes to financial statements.

AMERICAN EAGLE TWENTY FUND


THE AMERICAN EAGLE TWENTY FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION

     In normal market conditions, the Fund seeks to achieve this objective by investing in a more concentrated portfolio of approximately, but not less than, 20 securities. These securities are selected across several American growth sectors, from companies of all sizes. The Fund may employ leverage, sell securities short, and buy and sell futures and options contracts in an effort to protect assets against adverse market price changes and in an attempt to generate additional investment returns.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2002
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                                   Biotechnology    3.3%
                                           Cable    7.5%
                               Computer Hardware    4.4%
                      Computer Services/Software   10.1%
                                          Energy    5.1%
                               Interactive Media   12.5%
                           Medical Devices/Drugs    6.3%
                                     Restaurants    3.6%
                                          Retail    3.4%
                              Telecommunications
                                  Infrastructure    5.6%
                     Short-Term Securities/Other
                 Assets in excess of Liabilities   24.6%
                     Wireless/Telecommunications
                                        Services   13.6%

PERFORMANCE DATA: AMERICAN EAGLE TWENTY FUND

--------------------------------------------------------------------------------

                               [PLOT POINTS GRAPH]

                                                               12/31/02
                                                               --------
          AMERICAN EAGLE TWENTY FUND(1)                         $ 8,362

          RUSSELL 1000 GROWTH INDEX(2)                          $ 5,566

          LIPPER CAPITAL APPRECIATION FUND INDEX(3)             $ 4,451


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)
       ------------------------------------------------------------------

       ------------------------------------------------------------------
                                                                  SINCE
                                                    1-YEAR    INCEPTION(4)
       ------------------------------------------------------------------
       AMERICAN EAGLE TWENTY FUND                   (34.03)%      (5.78)%
       ------------------------------------------------------------------
       RUSSELL 1000 GROWTH INDEX                    (27.88)      (23.58)
       ------------------------------------------------------------------
       LIPPER CAPITAL APPRECIATION FUND INDEX       (23.98)      (17.47)
       ------------------------------------------------------------------

(1) Total return is based on a hypothetical investment at the Fund's inception on December 30, 1999. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of American Eagle Twenty Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3) The Lipper Capital Appreciation Fund Index measures the composite performance of the 30 largest "capital appreciation" mutual funds, as categorized by Lipper Analytical Services, Inc. The performance is presented net of the funds' fees and expenses and assumes reinvestment of all distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 30, 1999, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                               AMERICAN EAGLE TWENTY FUND
                                                               DECEMBER 31, 2002

COMMON STOCKS                                                                                    Market
Industry Description and Issue                       Number of Shares                Cost         Value (a)
-----------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (3.3%)
-----------------------------------------------------------------------------------------------------------
   Genentech, Inc. (b)                                          3,200          $  116,764        $  106,112
                                                                               ----------------------------
                                                                                  116,764           106,112
                                                                               ----------------------------
CABLE (7.5%)
-----------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. - Class A (b)                  36,100             217,729            42,598
   Clear Channel Communications, Inc. (b)                       2,800             100,343           104,412
   Cox Communication Inc. (b) (d)                               3,300              75,298            93,720
                                                                               ----------------------------
                                                                                  393,370           240,730
                                                                               ----------------------------
COMPUTER HARDWARE (4.4%)
-----------------------------------------------------------------------------------------------------------
   Intel Corporation (d)                                        9,000             269,624           140,130
                                                                               ----------------------------
                                                                                  269,624           140,130
                                                                               ----------------------------
COMPUTER SERVICES/SOFTWARE (10.1%)
-----------------------------------------------------------------------------------------------------------
   Intuit Inc. (b)                                              1,400              52,208            65,688
   Microsoft Corporation (b)                                    5,000             233,613           258,500
                                                                               ----------------------------
                                                                                  285,821           324,188
                                                                               ----------------------------
ENERGY (5.1%)
-----------------------------------------------------------------------------------------------------------
   Schlumberger Limited (e)                                     3,900             168,381           164,151
                                                                               ----------------------------
                                                                                  168,381           164,151
                                                                               ----------------------------
INTERACTIVE MEDIA (12.5%)
-----------------------------------------------------------------------------------------------------------
   Comcast Corporation - Class A (b)                            7,700             216,264           173,943
   EchoStar Communications Corporation - Class A (b)            2,500              85,781            55,650
   General Motors Corporation - Class H (b)                    15,900             382,446           170,130
                                                                               ----------------------------
                                                                                  684,491           399,723
                                                                               ----------------------------
MEDICAL DEVICES/DRUGS (6.3%)
-----------------------------------------------------------------------------------------------------------
   Pfizer Inc. (d)                                              6,600             202,715           201,762
                                                                               ----------------------------
                                                                                  202,715           201,762
                                                                               ----------------------------
RESTAURANTS (3.6%)
-----------------------------------------------------------------------------------------------------------
   Famous Dave's of America, Inc. (b)                          36,600             146,113           115,107
                                                                               ----------------------------
                                                                                  146,113           115,107
                                                                               ----------------------------
RETAIL (3.4%)
-----------------------------------------------------------------------------------------------------------
   Costco Wholesale Corporation (b)                               800              27,025            22,448
   Target Corporation                                           2,900              91,557            87,000
                                                                               ----------------------------
                                                                                  118,582           109,448
                                                                               ----------------------------
TELECOMMUNICATIONS INFRASTRUCTURE (5.6%)
-----------------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                             31,600             549,503           178,540
                                                                               ----------------------------
                                                                                  549,503           178,540
                                                                               ----------------------------
WIRELESS/TELECOMMUNICATION SERVICES (6.7%)
-----------------------------------------------------------------------------------------------------------
   AOL Time Warner Inc. (b) (d)                                 8,900              98,962           116,590
   XM Satellite Radio Holdings Inc. - Class A (b)              36,900             283,608            99,261
                                                                               ----------------------------
                                                                                  382,570           215,851
                                                                               ----------------------------
TOTAL COMMON STOCKS (68.5%)                                                     3,317,934         2,195,742
                                                                               ============================

See accompanying notes to schedule of investments.                             9

SCHEDULE OF INVESTMENTS (concluded)                   American Eagle Twenty Fund
                                                               December 31, 2002

CONVERTIBLE BONDS                                                                                         Market
Industry Description and Issue                             Principal Amount                   Cost         Value (a)
--------------------------------------------------------------------------------------------------------------------
WIRELESS/TELECOMMUNICATION SERVICES (6.9%)
--------------------------------------------------------------------------------------------------------------------
   Charter Communications Inc. 4.7500%, due
   06/01/2006, convertible into Charter Communications
   common stock                                                    $930,000           $    457,322        $  170,888
   Nextel Communications, 6.000%, due 06/01/2011,
   convertible into Nextel Communications common stock               59,000                 51,915            50,887
                                                                                      ------------        ----------
TOTAL CONVERTIBLE BONDS (6.9%)                                                             509,237           221,775
                                                                                      ============        ==========
   Total investment in securities (75.4%)                                             $  3,827,171 (c)     2,417,517
                                                                                      ============        ----------
   Other assets in excess of liabilities (24.6%)                                                             786,434
                                                                                                          ----------
NET ASSETS (100.0%)                                                                                       $3,203,951
                                                                                                          ==========

Notes to Schedule of Investments:

Percentage of investments as shown is the ratio of the total market value to total net assets.

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) Cost for federal income tax purposes at December 31, 2002, was $4,165,598.
    The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were:

    -----------------------------------------------
    Gross unrealized appreciation      $     93,156
    Gross unrealized depreciation        (1,841,237)
                                       ------------
    Net unrealized depreciation        $ (1,748,081)
    -----------------------------------------------

(d) Securities pledged, with a market value of $552,202, as collateral for the following short futures contracts entered into as of December 31, 2002:

                                                       UNREALIZED
    CONTRACTS           ISSUE          MARKET VALUE   DEPRECIATION
   ---------------------------------------------------------------
    2          S&P 500 - March 2003      $439,450       $ (320)
   ---------------------------------------------------------------
               Total                     $439,450       $ (320)
   ---------------------------------------------------------------

(e) Represents foreign security listed directly on a domestic securities exchange or included in the NASDAQ National Market System.


10                               See accompanying notes to financial statements.

AMERICAN EAGLE LARGE-CAP GROWTH FUND


THE AMERICAN EAGLE LARGE-CAP GROWTH FUND'S INVESTMENT OBJECTIVE IS CAPITAL appreciation. The Fund seeks to achieve this objective by normally maintaining a core portfolio of approximately 30 to 50 securities of primarily large-cap American growth companies. The Fund may employ leverage, sell securities short, and buy and sell futures and options contracts in an effort to protect assets against adverse market price changes and in an attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2002 (as a percentage of net assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                                   Biotechnology     2.0%
                                           Cable     6.2%
                               Computer Hardware     5.8%
                      Computer Services/Software     8.2%
                                          Energy     3.8%
                               Interactive Media     8.5%
                           Medical Devices/Drugs     4.8%
                                          Retail     5.8%
                              Telecommunications
                                  Infrastructure     3.9%
                     Short-Term Securities/Other
                 Assets in excess of Liabilities    36.7%
                      Wireless/Telecommunication
                                        Services    14.3%

         PERFORMANCE DATA: AMERICAN EAGLE LARGE-CAP GROWTH FUND


--------------------------------------------------------------------------------

                               [PLOT POINTS GRAPH]

                                                               12/31/02
                                                               --------
          AMERICAN EAGLE LARGE-CAP GROWTH FUND(1)               $ 6,660

          RUSSELL 1000 GROWTH INDEX(2)                          $ 5,738

          LIPPER LARGE CAP GROWTH FUND INDEX(3)                 $ 5,473


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)
       ------------------------------------------------------------------

       ------------------------------------------------------------------
                                                                  SINCE
                                                    1-YEAR    INCEPTION(4)
       ------------------------------------------------------------------
       AMERICAN EAGLE LARGE-CAP GROWTH FUND         (26.08)%     (18.35)%
       ------------------------------------------------------------------
       RUSSELL 1000 GROWTH INDEX                    (27.88)      (24.19)
       ------------------------------------------------------------------
       LIPPER LARGE CAP GROWTH FUND INDEX           (28.11)      (25.96)
       ------------------------------------------------------------------


(1) Total return is based on a hypothetical investment at the Fund's inception on December 29, 2000. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3) The Lipper Large Cap Growth Fund Index measures the composite performance of the 30 largest "large cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 29, 2000, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                     AMERICAN EAGLE LARGE-CAP GROWTH FUND
                                                               DECEMBER 31, 2002

COMMON STOCKS                                                                              Market
Industry Description and Issue                 Number of Shares                Cost         Value (a)
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (2.0%)
-----------------------------------------------------------------------------------------------------
   Genentech, Inc. (b)                                    1,500          $   47,845        $   49,740
   IDEC Pharmaceuticals Corporation (b)                   2,300              76,828            76,291
                                                                         ----------------------------
                                                                            124,673           126,031
                                                                         ----------------------------
CABLE (6.2%)
-----------------------------------------------------------------------------------------------------
   Charter Communications, Inc. - Class A (b)            51,600             323,181            60,888
   Clear Channel Communications, Inc. (b)                 4,300             154,118           160,347
   Cox Communication Inc. (b) (d)                         6,000             146,402           170,400
                                                                         ----------------------------
                                                                            623,701           391,635
                                                                         ----------------------------
COMPUTER HARDWARE (5.8%)
-----------------------------------------------------------------------------------------------------
   Intel Corporation (d)                                 11,900             356,704           185,283
   Sun Microsystems, Inc. (b)                            57,200             309,031           177,892
                                                                         ----------------------------
                                                                            665,735           363,175
                                                                         ----------------------------
COMPUTER SERVICES/SOFTWARE (8.2%)
-----------------------------------------------------------------------------------------------------
   Intuit Inc. (b)                                        2,700             102,592           126,684
   Microsoft Corporation (b)                              7,600             357,048           392,920
                                                                         ----------------------------
                                                                            459,640           519,604
                                                                         ----------------------------
ENERGY (3.8%)
-----------------------------------------------------------------------------------------------------
   Schlumberger Limited (e)                               5,700             246,090           239,913
                                                                         ----------------------------
                                                                            246,090           239,913
                                                                         ----------------------------
INTERACTIVE MEDIA (8.5%)
-----------------------------------------------------------------------------------------------------
   Comcast Corporation - Class A (b)                     13,800             366,545           311,742
   General Motors Corporation - Class H (b)              20,700             421,792           221,490
                                                                         ----------------------------
                                                                            788,337           533,232
                                                                         ----------------------------
MEDICAL DEVICES/DRUGS (4.8%)
-----------------------------------------------------------------------------------------------------
   Pfizer Inc. (d)                                        9,900             304,319           302,643
                                                                         ----------------------------
                                                                            304,319           302,643
                                                                         ----------------------------
RETAIL (5.8%)
-----------------------------------------------------------------------------------------------------
   The Home Depot, Inc.                                   9,700             342,195           232,412
   Target Corporation                                     4,400             138,902           132,000
                                                                         ----------------------------
                                                                            481,097           364,412
                                                                         ----------------------------
TELECOMMUNICATIONS INFRASTRUCTURE (3.9%)
-----------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                       43,100             773,667           243,515
                                                                         ----------------------------
                                                                            773,667           243,515
                                                                         ----------------------------
WIRELESS/TELECOMMUNICATION SERVICES (9.0%)
-----------------------------------------------------------------------------------------------------
   AOL Time Warner Inc. (b) (d)                          13,000             131,516           170,300
   Nextel Communications, Inc. - Class A (b)             18,300             112,558           211,365
   Qwest Communications International Inc. (b)           37,600             321,480           188,000
                                                                         ----------------------------
                                                                            565,554           569,665
                                                                         ----------------------------
TOTAL COMMON STOCKS (58.0%)                                               5,032,813         3,653,825
                                                                         ============================

See accompanying notes to schedule of investments.                            13

SCHEDULE OF INVESTMENTS (concluded)         AMERICAN EAGLE LARGE-CAP GROWTH FUND
                                                               DECEMBER 31, 2002

CONVERTIBLE BONDS                                                                                        Market
Industry Description and Issue                             Principal Amount                   Cost        Value (a)
-------------------------------------------------------------------------------------------------------------------
WIRELESS/TELECOMMUNICATION SERVICES (5.3%)
-------------------------------------------------------------------------------------------------------------------
   Charter Communications Inc. 4.7500%, due
   06/01/2006, convertible into Charter Communications
   common stock                                                  $1,320,000          $  649,103          $  242,550
   Nextel Communications, 6.000%, due 06/01/2011,
   convertible into NXTL common stock                               107,000              70,105              92,288
                                                                                     ------------------------------
TOTAL CONVERTIBLE BONDS (5.3%)                                                          719,208             334,838
                                                                                     ==============================
SHORT-TERM SECURITIES
REPURCHASE AGREEMENT (7.8%)
-------------------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 1.05%
   acquired on 12/31/02 and due 1/2/03 with proceeds
   of $495,029 collateralized by $514,205 FGCI,
   5.000%, due 8/1/2017, value including accrued
   interest, $504,936                                            $  495,000          $  495,000          $  495,000
                                                                                     ------------------------------
TOTAL SHORT-TERM SECURITIES (7.8%)                                                      495,000             495,000
                                                                                     ==============================
   Total investments in securities (71.1%)                                           $6,247,021 (c)       4,483,663
                                                                                     ==============
   Other assets in excess of liabilities (28.9%)                                                          1,824,320
                                                                                                         ----------
NET ASSETS (100.0%)                                                                                      $6,307,983
                                                                                                         ==========

Notes to Schedule of Investments:

Percentage of investments as shown is the ratio of the total market value to total net assets.

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) Cost for federal income tax purposes at December 31, 2002, was $6,445,214. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were:

    -----------------------------------------------
    Gross unrealized appreciation      $    266,920
    Gross unrealized depreciation        (2,228,471)
                                       ------------
    Net unrealized depreciation        $ (1,961,551)
    -----------------------------------------------

(d) Securities pledged, with a market value of $828,626, as collateral for the following short futures contracts entered into as of December 31, 2002:

                                                       UNREALIZED
    CONTRACTS           ISSUE          MARKET VALUE   DEPRECIATION
    --------------------------------------------------------------
    3           S&P 500 - March 2003     $659,175       $ (158)
    --------------------------------------------------------------
                Total                    $659,175       $ (158)
    --------------------------------------------------------------

(e) Represents foreign security listed directly on a domestic securities exchange or included in the NASDAQ National Market System.


14                               See accompanying notes to financial statements.

FINANCIAL STATEMENTS                                           DECEMBER 31, 2002


STATEMENTS OF ASSETS AND LIABILITIES

                                                            American Eagle          American Eagle    American Eagle
                                                        Capital Appreciation            Twenty       Large-Cap Growth
                                                                 Fund                    Fund              Fund
---------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------
   Investment in securities, at market value (identified
    cost: $5,679,588, $3,827,171, and $6,247,021
    respectively)                                               $  3,570,912          $  2,417,517       $  4,483,663
   Cash                                                                  119                78,514                611
   Receivable for securities sold                                    979,201               724,884          1,844,337
   Receivable for capital shares sold                                    125                    --                 --
   Dividends and interest receivable                                   4,754                 4,708              6,843
   Prepaid expenses and other assets                                  13,897                13,159             14,853
                                                                -----------------------------------------------------
    Total assets                                                   4,569,008             3,238,782          6,350,307
                                                                -----------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------
   Payable for variation margin on futures contract                      158                   320                158
   Accrued investment advisory fee                                     5,380                 3,967              7,408
   Interest payable                                                      951                   410                 24
   Accrued expenses and other liabilities                             31,904                30,134             34,734
                                                                -----------------------------------------------------
    Total liabilities                                                 38,393                34,831             42,324
                                                                -----------------------------------------------------
   Net assets applicable to outstanding capital stock           $  4,530,615          $  3,203,951       $  6,307,983
                                                                =====================================================
NET ASSETS CONSIST OF
---------------------------------------------------------------------------------------------------------------------
   Capital stock (par value $.01 per share - authorized
    10 billion shares; outstanding: 1,194,471, 676,683
    and 947,209 shares, respectively)                           $ 14,953,230          $  8,305,624       $ 10,005,576
   Accumulated net realized gain (loss) on investments            (8,313,781)           (3,691,699)        (1,934,077)
   Net unrealized appreciation (depreciation) on:
     Investments                                                  (2,108,676)           (1,409,654)        (1,763,358)
     Futures contracts                                                  (158)                 (320)              (158)
                                                                -----------------------------------------------------
   Total, representing net assets applicable to
    outstanding capital stock                                   $  4,530,615          $  3,203,951       $  6,307,983
                                                                =====================================================
   Net Asset Value, Redemption Price and Offering
    Price Per Share                                             $       3.79          $       4.73       $       6.66
                                                                =====================================================



--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           15

FINANCIAL STATEMENTS (continued)                    YEAR ENDED DECEMBER 31, 2002


STATEMENTS OF OPERATIONS

                                                           American Eagle           American Eagle    American Eagle
                                                        Capital Appreciation            Twenty       Large-Cap Growth
                                                                Fund                     Fund              Fund
---------------------------------------------------------------------------------------------------------------------
INCOME
---------------------------------------------------------------------------------------------------------------------
   Interest                                                     $    125,851          $     98,712       $    151,974
   Dividends (net of foreign withholding taxes of $0,
    $0, and $241, respectively)                                       15,193                12,044             23,377
                                                                -----------------------------------------------------
                                                                     141,044               110,756            175,351
                                                                -----------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------
   Investment advisory fee                                            92,056                68,930             99,998
   Registration fee                                                   15,607                16,032             13,473
   Administration fee                                                 30,000                30,000             30,000
   Fund accounting fee                                                31,434                30,914             30,940
   Audit fees                                                          5,865                 4,546              8,147
   Legal fees                                                          6,203                 5,497              6,819
   Transfer agent fees and expenses                                   13,855                13,210             14,263
   Custodian fee                                                      12,503                12,121             11,992
   Reports to shareholders                                             6,644                 3,186              4,957
   Directors' fees                                                     6,027                 4,603              5,754
   Other                                                              10,612                 9,937             10,791
                                                                -----------------------------------------------------
    Total expenses before interest expense                           230,806               198,976            237,134
   Interest expense                                                   15,799                 1,003                738
                                                                -----------------------------------------------------
    Total expenses after interest expense                            246,605               199,979            237,872
                                                                -----------------------------------------------------
   Net investment loss                                          $   (105,561)         $    (89,223)      $    (62,521)
                                                                -----------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on:
     Long transactions                                            (3,955,594)           (1,681,183)        (1,419,077)
     Short sale transactions                                        (111,229)                4,067            (19,581)
     Futures contracts closed                                        387,589               205,514            213,609
                                                                -----------------------------------------------------
      Net realized loss                                           (3,679,234)           (1,471,602)        (1,225,049)
                                                                -----------------------------------------------------
   Change in unrealized appreciation (depreciation) on:
     Long transactions                                            (1,010,096)             (653,760)        (1,246,125)
     Short sale transactions                                          16,225                    --                 --
     Futures contracts                                                  (158)                 (320)            55,417
                                                                -----------------------------------------------------
     Net unrealized loss                                            (994,029)             (654,080)        (1,190,708)
                                                                -----------------------------------------------------
   Net realized and unrealized loss on investments                (4,673,263)           (2,125,682)        (2,415,757)
                                                                -----------------------------------------------------
   Net decrease in net assets resulting from operations         $ (4,778,824)         $ (2,214,905)      $ (2,478,278)
                                                                =====================================================



--------------------------------------------------------------------------------
16                           See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              American Eagle Capital
                                                                                 Appreciation Fund
                                                                          -----------------------------
                                                                            Year Ended       Year Ended
                                                                             12/31/02         12/31/01
-------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------
   Net investment loss                                                    $   (105,561)    $   (215,786)
   Net realized loss on investment transactions                             (3,679,234)      (4,179,918)
   Net change in unrealized appreciation (depreciation)                       (994,029)       1,037,116
                                                                          -----------------------------
   Net decrease in net assets resulting from operations                     (4,778,824)      (3,358,588)
                                                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
   From net realized gains                                                          --       (1,547,176)
                                                                          -----------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                               268,061        7,282,534
   Distributions reinvested                                                         --        1,545,132
   Cost of shares redeemed                                                  (2,957,461)      (4,967,332)
                                                                          -----------------------------
   Net increase (decrease) in net assets resulting from capital share
    transactions                                                            (2,689,400)       3,860,334
                                                                          -----------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------
   Total decrease in net assets                                             (7,468,224)      (1,045,430)
   Net assets at beginning of year                                          11,998,839       13,044,269
                                                                          -----------------------------
   Net assets at end of year                                              $  4,530,615     $ 11,998,839
                                                                          =============================
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
   Shares sold                                                                  48,631          718,891
   Shares issued for dividends reinvested                                           --          224,257
   Shares redeemed                                                            (556,863)        (572,553)
                                                                          -----------------------------
   Net increase (decrease) in shares outstanding                              (508,232)         370,595
                                                                          =============================



--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           17

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            American Eagle Twenty Fund
                                                                          ------------------------------
                                                                            Year Ended       Year Ended
                                                                             12/31/02         12/31/01
--------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------
   Net investment loss                                                    $    (89,223)     $   (197,157)
   Net realized loss on investment transactions                             (1,471,602)       (2,089,439)
   Net change in unrealized appreciation (depreciation)                       (654,080)          799,703
                                                                          ------------------------------
   Net decrease in net assets resulting from operations                     (2,214,905)       (1,486,893)
                                                                          ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------
   From net realized gains                                                          --          (761,292)
                                                                          ------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                                76,581         2,446,279
   Distributions reinvested                                                         --           760,826
   Cost of shares redeemed                                                  (2,899,707)         (668,251)
                                                                          ------------------------------
   Net increase (decrease) in net assets resulting from capital share
    transactions                                                            (2,823,126)        2,538,854
                                                                          ------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                  (5,038,031)          290,669
   Net assets at beginning of year                                           8,241,982         7,951,313
                                                                          ------------------------------
   Net assets at end of year                                              $  3,203,951      $  8,241,982
                                                                          ==============================
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------
   Shares sold                                                                  12,567           277,229
   Shares issued for dividends reinvested                                           --           108,534
   Shares redeemed                                                            (484,975)          (86,630)
                                                                          ------------------------------
   Net increase (decrease) in shares outstanding                              (472,408)          299,133
                                                                          ==============================



--------------------------------------------------------------------------------
18                           See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   American Eagle
                                                                               Large-Cap Growth Fund
                                                                           -----------------------------
                                                                            Year Ended        Year Ended
                                                                             12/31/02          12/31/01
--------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------
   Net investment loss                                                    $    (62,521)     $   (188,049)
   Net realized loss on investment transactions                             (1,225,049)         (709,028)
   Net change in unrealized depreciation                                    (1,190,708)         (572,808)
                                                                          ------------------------------
   Net decrease in net assets resulting from operations                     (2,478,278)       (1,469,885)
                                                                          ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------
   From net realized gains                                                          --                --
                                                                          ------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                                92,038        12,793,437
   Distributions reinvested                                                         --                --
   Cost of shares redeemed                                                  (2,093,053)         (536,286)
                                                                          ------------------------------
   Net increase (decrease) in net assets resulting from capital share
    transactions                                                            (2,001,015)       12,257,151
                                                                          ------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                  (4,479,293)       10,787,266
   Net assets at beginning of year                                          10,787,276                10
                                                                          ------------------------------
   Net assets at end of year                                              $  6,307,983      $ 10,787,276
                                                                          ==============================
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------
   Shares sold                                                                  11,552         1,262,972
   Shares issued for dividends reinvested                                           --                --
   Shares redeemed                                                            (261,480)          (65,836)
                                                                          ------------------------------
   Net increase (decrease) in shares outstanding                              (249,928)        1,197,136
                                                                          ==============================



--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           19

FINANCIAL STATEMENTS (concluded)                    YEAR ENDED DECEMBER 31, 2002


STATEMENTS OF CASH FLOWS

                                          American Eagle          American Eagle          American Eagle
                                      Capital Appreciation            Twenty             Large-Cap Growth
                                               Fund                    Fund                   Fund
----------------------------------------------------------------------------------------------------------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------
   Sales of capital shares                     $   268,061             $   76,581             $    92,038
   Repurchases of capital shares                (2,957,461)            (2,899,707)             (2,093,053)
   Net change in
    receivables/payables related to
    capital share transactions                     (76,675)               (67,078)                     --
                                               -----------             ----------             -----------
   Cash provided by capital share
    transactions                                (2,766,075)            (2,890,204)             (2,001,015)
                                               -----------             ----------             -----------
   Net borrowings (note 5)                              --                     --                      --
                                               -----------             ----------             -----------
                                                            $(2,766,075)           $(2,890,204)            $(2,001,015)
                                                            -----------            -----------             -----------

CASH PROVIDED (USED) BY OPERATIONS:
----------------------------------------------------------------------------------------------------------
   Purchases of investments
    including short covers                     (20,967,014)            (9,528,774)            (16,599,549)
   Proceeds from sales of
    investments including
    short sales                                 24,295,178             11,758,729              18,986,482
                                               -----------             ----------             -----------
                                                 3,328,164              2,229,955               2,386,933
                                               -----------             ----------             -----------
   Change in short-term
    investments                                    450,000              1,632,803               1,465,807
   Net investment loss                            (105,561)               (89,223)                (62,521)
   Net change in
    receivables/payables related
    to operations                                 (906,702)              (805,294)             (1,954,210)
                                               -----------             ----------             -----------
                                                  (562,263)               738,286                (550,924)
                                               -----------             ----------             -----------
                                                             2,765,901              2,968,241               1,836,009
                                                           -----------            -----------             -----------
   Net increase (decrease) in cash                                (174)                78,037                (165,006)
   Cash, beginning of year                                         293                    477                 165,617
                                                           -----------            -----------              ----------
   Cash, end of year                                       $       119            $    78,514              $      611
                                                           ===========            ===========              ==========
   Supplemental information:
    Cash paid for interest                                 $    14,889            $       593              $      716



--------------------------------------------------------------------------------
20                           See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2002


1. ORGANIZATION

American Eagle Capital Appreciation Fund ("Capital Appreciation Fund"), American Eagle Twenty Fund ("Twenty Fund") and American Eagle Large-Cap Growth Fund ("Large-Cap Growth Fund") (each, a "Fund" or collectively, the "Funds") are separate non-diversified investment portfolios and series of capital stock of American Eagle Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. Jundt Associates, Inc. serves as the investment adviser (the "Adviser") and is responsible for managing the Funds' portfolio of securities.

The investment objective and strategy of each Fund is as follows:

o Capital Appreciation Fund's objective is capital appreciation. The Fund will maintain a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that the market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Twenty Fund's objective is capital appreciation. The Fund will maintain a more concentrated portfolio of approximately, but not less than, 20 securities of primarily American growth companies without regard to their size. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Large-Cap Growth Fund's objective is capital appreciation. The Fund will maintain a core portfolio of approximately 30 to 50 securities of primarily large American growth companies. These include companies that comprise the Russell 1000 Growth Index (which currently have market capitalizations which average approximately $11 billion and range from approximately $1.3 billion up). However, the Fund may also invest in companies with market capitalizations that fall outside this range. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Funds are as follows:

INVESTMENT IN SECURITIES

Investment in securities traded on U.S. securities exchanges or included in a national market system and open short sales transactions are valued at the last quoted sales price as of the close of business on the date of valuation or, lacking any sales, at the mean between the most recently quoted bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Options and futures contracts are valued at market value or fair value if no market exists, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Other securities for which market quotations are not readily available are valued at fair value in good faith by or under the direction of the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income and dividend expense on short sales is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.

FEDERAL TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intend to distribute all of their investment company taxable income to shareholders.

Therefore, no income tax provision is required. In addition, on a calendar year basis, the Funds will usually make sufficient distributions of their net investment and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the period in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made:

                          Accumulated      Undistributed     Additional
                         Net Realized     Net Investment       Paid In
                          Gain (Loss)         Income           Capital
----------------------------------------------------------------------
Capital Appreciation
 Fund                    $      --          $ 105,561        $(105,561)
Twenty Fund                     --             89,223          (89,223)
Large Cap Growth
 Fund                           --             62,521          (62,521)
----------------------------------------------------------------------

As of December 31, 2002, the Funds have the following capital loss carryforwards:

                                                  Expiration
                                   Amount            Date
------------------------------------------------------------
Capital Appreciation Fund     $(3,666,653)           2009
                               (4,327,476)           2010
Twenty Fund                    (1,856,750)           2009
                               (1,358,125)           2010
Large Cap Growth Fund            (484,635)           2009
                               (1,251,407)           2010
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)                      DECEMBER 31, 2002


For tax purposes, the Funds have current deferred post-October capital loss. This loss will be realized for tax purposes on the first day of the succeeding year. The Funds losses are as follows: Capital Appreciation Fund - $91,189; and Twenty Fund - $138,718.

At December 31, 2002, distributable ordinary income, long-term capital gains, and net unrealized appreciation and depreciation for federal tax purposes were as follows:

                                                              Distributable
                                            Distributable       Long-Term
                               Net             Ordinary          Capital
                          Depreciation          Income            Gains
---------------------------------------------------------------------------
Capital Appreciation
 Fund                   $(2,337,295)             $ --             $ --
Twenty Fund              (1,748,081)               --               --
Large Cap Growth
 Fund                    (1,961,551)               --               --
---------------------------------------------------------------------------

None of the Funds paid any dividends during the year ended December 31, 2002. Tax components of dividends paid during the year ended December 31, 2001 were as follows:

                                 Year Ended December 31, 2001
                              ----------------------------------
                                                     Long-Term
                               Ordinary Income     Capital Gain
                                  Dividends        Distributions
----------------------------------------------------------------
Capital Appreciation Fund        $396,517            $1,150,659
Twenty Fund                         1,995               759,297
Large Cap Growth Fund                  --                    --
----------------------------------------------------------------

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Funds take possession of the underlying securities, mark to market such securities daily and, if necessary, receive additional securities to ensure that the contract is adequately collateralized.

The Funds may transfer uninvested cash balances into a joint trading account managed by Jundt Associates, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The Funds together with other investment management companies having investment advisory agreements with Jundt Associates, Inc., have an interest in a $8,557,000 joint repurchase agreement dated December 31, 2002 with U.S. Bank, N.A., 1.05% due January 2, 2003. This joint repurchase agreement is collateralized by $8,889,000 FGCI, 5.000%, due August 1, 2017, with market value of $8,728,761 as of December 31, 2002.

INITIAL PUBLIC OFFERINGS

Each Fund may participate in the initial public offering (IPO) market, and a significant portion of the Funds' returns have been attributed to their investments in IPOs. Participation in IPOs may have a magnified performance impact on a Fund with a small asset base which typically diminishes as the Fund's assets grow. Further, IPOs may not be consistently available to a Fund for investing. The impact of IPOs on the Funds' performance likely will decrease as the Funds' asset size increases, which could reduce the Funds' total returns over time.

DERIVATIVE FINANCIAL INSTRUMENTS AND OTHER INVESTMENT STRATEGIES

The Funds may engage in various portfolio strategies to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.

OPTIONS TRANSACTIONS

For hedging purposes, the Funds may purchase and sell put and call options on its portfolio securities to protect against changes in market prices. Each Fund may also employ these techniques on an opportunistic basis to attempt to generate additional investment returns.

The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Funds write an option, the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security at a price different from the current market price.

FINANCIAL FUTURES CONTRACTS

The Funds may buy and sell futures contracts and related options for hedging purposes and to attempt to increase investment return. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2002


Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing price on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SHORT SALE TRANSACTIONS

The Funds may seek to hedge investments or realize additional gains through short sales. Short selling obligates a Fund to replace the security borrowed by purchasing the security at current market value. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, a segregated account with a broker and /or custodian, of cash and/or other liquid securities sufficient to cover its short position. Securities sold short at December 31, 2002, if any, and their related market values and proceeds are set forth in the Notes to Schedule of Investments.

In addition, for hedging purposes, each Fund may engage in short-selling of securities already held in the Fund. This practice is called short-selling "against the box".

DISTRIBUTION TO SHAREHOLDERS

Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or reinvested in additional shares of each Fund.

EXPENSES

Expenses directly attributable to each Fund are charged to that Fund's operations; expenses that are applicable to all of the Funds are allocated between the Funds on a pro rata basis relative to net assets.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates (e.g. on assets, liabilities and contingent assets and liabilities) and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


3. INVESTMENT SECURITY TRANSACTIONS

For the year ended December 31, 2002, the Funds' cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                 Cost of         Proceeds
                                Purchases       from Sales
------------------------------------------------------------
Capital Appreciation Fund
   Long-term investment
    transactions               $17,768,670      $21,348,658
   Short sale transactions     $ 3,198,344      $ 2,946,520
Twenty Fund
   Long-term investment
    transactions               $ 8,217,061      $10,442,949
   Short sale transactions     $ 1,311,713      $ 1,315,780
Large-Cap Growth Fund
   Long-term investment
    transactions               $14,813,667      $17,220,179
   Short sale transactions     $ 1,785,884      $ 1,766,303
------------------------------------------------------------


4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with the Adviser. The Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For its services, the investment adviser receives from each Fund a monthly fee at an annual rate of 1.3% of each Fund's average daily net assets.

The Funds have entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC (the "Administrator"). For the services rendered to each Fund and the facilities furnished, each Fund is obligated to pay the Administrator, subject to an annual minimum of $30,000 per Fund, a monthly fee at an annual rate of .06% of the first $200 million of the Fund's average daily net assets, ..05% of the next $500 million of the Fund's average daily net assets, and .03% on the Fund's average daily net assets in excess of $700 million. For its fee, the Administrator provides certain administrative, clerical and record keeping services for each fund.

U.S. Bancorp Fund Services, LLC also serves as transfer agent and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

The Funds have entered into distribution agreements with U.S. Growth Investments, Inc. (the "Distributor"), an affiliate of the Adviser. The Distributor serves as the principal underwriter of each Fund's shares.

In addition to the investment management fee and the administration fee, each Fund is responsible for paying most other operating expenses, including directors' fees and expenses; administration fees; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; and other miscellaneous expenses.

Legal fees of, $6,203 for the year ended December 31, 2002, for Capital Appreciation Fund, $5,497 for Twenty Fund and $6,819 for Large-Cap Growth Fund were incurred with a law firm of which the secretary of the Funds is a partner. Certain officers and/or directors of each Fund are officers and/or directors of the Adviser and/or the Distributor.

NOTES TO FINANCIAL STATEMENTS (continued)                      DECEMBER 31, 2002


Each of the directors of the Company is also a director of other fund companies managed by the Adviser. The Company and other fund companies managed by the Adviser have agreed to pay their pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" as defined in the Act, of any fund company managed by the Adviser. In the aggregate, the Company and other fund companies managed by the Adviser have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. For the fiscal year ended December 31, 2002, each director received fees in the aggregate of $21,000 (not including reimbursement for expenses), except for one director who received $19,500. No compensation is paid to officers or directors who are affiliated with the Adviser.


5. BANK BORROWING

The Funds entered into a joint Line of Credit Agreement with U.S. Bank, N.A., for an amount not to exceed jointly the lesser of $9,000,000 or one-third of the Fund's total assets. For the year ended December 31, 2002, the Capital Appreciation Fund's average daily balance of loans outstanding was $335,079 at a weighted average interest rate of 4.66%. The maximum amount of loans outstanding at any time during the period was $1,753,000 or 26.56% of total assets. The loans were collateralized by certain Capital Appreciation Fund investments. The Twenty Fund's average daily balance of loans outstanding was $21,729 at a weighted average interest rate of 4.26%. The maximum amount of loans outstanding at any time during the period was $460,000 or 10.72% of total assets. The loans were collateralized by certain Twenty Fund investments. The Large-Cap Growth Fund's average daily balance of loans outstanding was $16,203 at a weighted average interest rate of 4.36%. The maximum amount of loans outstanding at any time during the period was $366,000 or 5.45% of total assets. The loans were collateralized by certain Large-Cap Fund investments. There were no loan balances outstanding for the Capital Appreciation Fund, Twenty Fund or Large-Cap Growth Fund at December 31, 2002.

NOTES TO FINANCIAL STATEMENTS (continued)                      DECEMBER 31, 2002


6. FINANCIAL HIGHLIGHTS
Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                                     American Eagle Capital Appreciation Fund
                                                                --------------------------------------------------
                                                                                                    For the Period
                                                              Year Ended   Year Ended   Year Ended    12/30/99* -
                                                               12/31/02     12/31/01     12/31/00     12/31/99
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                                           $   7.05     $   9.79     $  10.00     $   0.00
                                                               --------     --------     --------     --------
OPERATIONS
 Net investment loss                                              (0.08)       (0.14)       (0.25)          --
 Net realized and unrealized gains (losses) on investments        (3.18)       (1.57)        8.83           --
                                                               --------     --------     --------     --------
 Total from operations                                            (3.26)       (1.71)        8.58           --
                                                               --------     --------     --------     --------
DISTRIBUTIONS
 Distribution from net realized gains                                --        (1.03)       (8.79)          --
                                                               --------     --------     --------     --------
NET ASSET VALUE
 End of period                                                 $   3.79     $   7.05     $   9.79     $  10.00
                                                               ========     ========     ========     ========
Total return(1)                                                  (46.24%)     (17.17%)      84.67%        0.00%
Net assets at end of period (000s omitted)                     $  4,531     $ 11,999     $ 13,044     $     74

RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses(2)                                                   3.26%        2.42%        2.61%        6.96%(4)
 Gross expenses(3)                                                 3.26%        2.42%        2.61%      168.87%(4)
 Gross expenses including interest expense                         3.48%        2.48%        2.63%         N/A

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Excluding interest expense, net of reimbursement                 (1.27%)      (1.51%)      (1.54%)      (6.96%)(4)
 Excluding interest expense, before reimbursement                 (1.27%)      (1.51%)      (1.54%)    (168.87%)(4)
 Including interest expense, before reimbursement                 (1.49%)      (1.57%)      (1.56%)        N/A

Portfolio turnover rate                                             261%         392%         557%           0%

(1) Total investment return is based on the change in net asset value of a share during the period, and assumes reinvestment of distributions. Total investment returns for periods less than one full year are not annualized.

(2) Excluding interest expense, net of reimbursement.

(3) Excluding interest expense, before reimbursement.

(4) Annualized.

  * Commencement of operations.

NOTES TO FINANCIAL STATEMENTS (continued)                      DECEMBER 31, 2002

Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                                         American Eagle Twenty Fund
                                                             -----------------------------------------------------
                                                                                                    For the Period
                                                              Year Ended   Year Ended   Year Ended    12/30/99* -
                                                               12/31/02     12/31/01     12/31/00     12/31/99
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                                           $   7.17     $   9.35     $  10.00     $  10.00
                                                               --------     --------     --------     --------
OPERATIONS
 Net investment loss                                              (0.10)       (0.18)       (0.33)          --
 Net realized and unrealized gains (losses) on investments        (2.34)       (1.27)        5.64           --
                                                               --------     --------     --------     --------
 Total from operations                                            (2.44)       (1.45)        5.31           --
                                                               --------     --------     --------     --------
DISTRIBUTIONS
 Distribution from net realized gains                                --        (0.73)       (5.96)          --
                                                               --------     --------     --------     --------
NET ASSET VALUE
 End of period                                                 $   4.73     $   7.17     $   9.35     $  10.00
                                                               ========     ========     ========     ========
Total return(1)                                                  (34.03%)     (15.47%)      49.66%        0.00%
Net assets at end of period (000s omitted)                     $  3,204     $  8,242     $  7,951     $     74

RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses(2)                                                   3.75%        2.95%        2.93%        6.96%(4)
 Gross expenses(3)                                                 3.75%        2.95%        2.93%      168.87%(4)
 Gross expenses including interest expense                         3.77%        3.01%        2.97%         N/A

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Excluding interest expense, net of reimbursement                 (1.66%)     (2.22%)       (2.20%)      (6.96%)(4)
 Excluding interest expense, before reimbursement                 (1.66%)     (2.22%)       (2.20%)    (168.87%)(4)
 Including interest expense, before reimbursement                 (1.68%)     (2.28%)       (2.24%)        N/A

Portfolio turnover rate                                             206%         212%         297%           0%

(1) Total investment return is based on the change in net asset value of a share during the period, and assumes reinvestment of distributions. Total investment returns for periods less than one full year are not annualized.

(2) Excluding interest expense, net of reimbursement.

(3) Excluding interest expense, before reimbursement.

(4) Annualized.

  * Commencement of operations.

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2002


6. FINANCIAL HIGHLIGHTS (CONCLUDED)

Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                                         American Eagle
                                                                      Large-Cap Growth Fund
                                                             --------------------------------------
                                                                                      For the Period
                                                             Year Ended   Year Ended    12/29/00* -
                                                              12/31/02      12/31/01    12/31/00
                                                              ---------    ---------    ---------
NET ASSET VALUE
 Beginning of period                                          $    9.01    $   10.00    $   10.00
                                                              ---------    ---------    ---------
OPERATIONS
 Net investment loss                                              (0.06)       (0.16)          --
 Net realized and unrealized gains (losses) on investments        (2.29)       (0.83)          --
                                                              ---------    ---------    ---------
 Total from operations                                            (2.35)       (0.99)          --
                                                              ---------    ---------    ---------
NET ASSET VALUE
 End of period                                                $    6.66    $    9.01    $   10.00
                                                              =========    =========    =========
Total return(1)                                                  (26.08%)      (9.90%)       0.00%
Net assets at end of period (000s omitted)                    $   6,308       $10,787   $      --

RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses(2)                                                   3.08%         2.74%        N/A
 Gross expenses(3)                                                 3.08%         2.74%        N/A
 Gross expenses including interest expense                         3.09%         2.78%        N/A

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Excluding interest expense, net of reimbursement                 (0.80%)      (1.72%)        N/A
 Excluding interest expense, before reimbursement                 (0.80%)      (1.72%)        N/A
 Including interest expense, before reimbursement                 (0.81%)      (1.76%)        N/A

Portfolio turnover rate                                             258%         276%           0%

(1) Total investment return is based on the change in net asset value of a share during the period, and assumes reinvestment of distributions. Total investment returns for periods less than one full year are not annualized.

(2) Excluding interest expense, net of reimbursement.

(3) Excluding interest expense, before reimbursement.

  * Commencement of operations.

                 (This page has been left blank intentionally)
28

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
American Eagle Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of American Eagle Capital Appreciation Fund, American Eagle Twenty Fund and American Eagle Large-Cap Growth Fund (funds within American Eagle Funds, Inc.) as of December 31, 2002, and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Eagle Capital Appreciation Fund, American Eagle Twenty Fund and American Eagle Large-Cap Growth Fund as of December 31, 2002, results of their operations, changes in their net assets, cash flows and their financial highlights for each of the periods indicated in the paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
February 14, 2003

DIRECTORS AND OFFICERS


INDEPENDENT DIRECTORS

                                                     Term of
                              Position(s) Held     Office and
                                  With Fund         Length of
Name, Address, and Age          Companies(1)     Time Served(2)
--------------------------------------------------------------
John E. Clute (68)                Director           1999
1221 West Riverside Avenue
Spokane, WA 99201

Floyd Hall (64)                   Director           1999
190 Upper Mountain Road
Montclair, NJ 07042-1918

Demetre M. Nicoloff (70)          Director           1999
106 Groveland Terrace
Minneapolis, MN 55403

Darrell R. Wells (60)             Director           1999
4106 Lime Kiln Lane
Louisville, KY 40222

Clark W. Jernigan (41)            Director           1999
1201 Verdant Way
Austin, TX 78746

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    Number of Funds              Other
                                   Principal Occupation(s)          in Fund Complex        Directorships Held
Name, Address, and Age               During Past 5 Years         Overseen by Director        by Director(3)
---------------------------------------------------------------------------------------------------------------
John E. Clute (68)           Professor of Law, Gonzaga                    9               Director of Hecla
1221 West Riverside Avenue   University School of Law, since                              Mining Company
Spokane, WA 99201            1991; Dean, Gonzaga
                             University School of Law, from
                             1991 to 2001.

Floyd Hall (64)              Founder and Chief Executive                  9               None
190 Upper Mountain Road      Officer of FHE (baseball and
Montclair, NJ 07042-1918     ice skating facilities) from 1995
                             to present; Chairman, President and
                             Chief Executive Officer of K-Mart
                             Corporation from 1995 to 2001;
                             Founder and Chief Executive Officer
                             of The Museum Company from 1989
                             to 1998.

Demetre M. Nicoloff (70)     Retired; Cardiac and thoracic                9               None
106 Groveland Terrace        surgeon, Cardiac Surgical
Minneapolis, MN 55403        Associates, P.A., Minneapolis,
                             Minnesota from 1979 to 2002.

Darrell R. Wells (60)        Chairman and President, SMC                  9               Director of Churchill
4106 Lime Kiln Lane          Capital, Inc. (registered                                    Downs Inc. and
Louisville, KY 40222         investment advisor), Louisville,                             Citizens Financial Corp.
                             Kentucky.

Clark W. Jernigan (41)       Principal, Austin Ventures                   9               None
1201 Verdant Way             (venture capital firm), Austin,
Austin, TX 78746             Texas since 2001; Director of
                             Engineering, Vice President and
                             General Manager, Cirrus Logic,
                             Inc. (consumer electronics
                             solutions), Austin, Texas from
                             1997 to 2001.

INTERESTED DIRECTORS

                                                  Term of
                           Position(s) Held     Office and
                               With Fund         Length of
Name, Address, and Age       Companies(1)     Time Served(2)
------------------------------------------------------------
James R. Jundt(4) (61)    Chairman                1999
301 Carlson Parkway       of the Board
Suite 120
Minnetonka, MN 55305

Marcus E. Jundt(5) (37)   President          President
301 Carlson Parkway       and Director       since 1999
Suite 120                                    and Director
Minnetonka, MN 55305                         since 2000

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                Number of Funds           Other
                               Principal Occupation(s)          in Fund Complex     Directorships Held
Name, Address, and Age           During Past 5 Years         Overseen by Director     by Director(3)
------------------------------------------------------------------------------------------------------
James R. Jundt(4) (61)    Chairman of the Board, Chief                9                    None
301 Carlson Parkway       Executive Officer, Secretary and
Suite 120                 portfolio manager of Jundt
Minnetonka, MN 55305      Associates, Inc. since its
                          inception in 1982; President of
                          The Jundt Growth Fund, Inc.
                          from 1991 to 1999 and Jundt
                          Funds, Inc. from 1995 to
                          1999; Chairman of the Board
                          of U.S. Growth Investments,
                          Inc. since 1995.

Marcus E. Jundt(5) (37)   Vice Chairman and portfolio                 9                    None
301 Carlson Parkway       manager of Jundt Associates,
Suite 120                 Inc. since 1992; President of
Minnetonka, MN 55305      U.S. Growth Investments, Inc.
                          since 1997.

(1) Each officer and director holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., investment companies managed by the Investment Adviser.

(2) Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors of the Fund companies serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act.

(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of
    Section 15(d) of the Securities and Exchange Act, or any company registered as an investment company under the Investment Company Act.

(4) James R. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as Chairman of the Board, Chief Executive Officer and Secretary of the Adviser and as Chairman of the Board of the Distributor. James R. Jundt is also deemed to be an interested person because he owns 100% of the stock of the Distributor. Marcus E. Jundt is the son of James R. Jundt.

(5) Marcus E. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as President of the Funds, as Vice Chairman of the Adviser, and as President of the Distributor. Marcus E. Jundt is also deemed to be an interested person because he owns 95% of the stock of the Adviser. Marcus E. Jundt is the son of James R. Jundt.

DIRECTORS AND OFFICERS (concluded)


OFFICERS

                                                        Term of
                                  Position Held       Office and
                                    With Fund          Length of          Principal Occupation(s)        Other Directorships
Name, Address, and Age             Companies(1)     Time Served(2)          During Past 5 Years          Held by Officer(3)
----------------------------------------------------------------------------------------------------------------------------
Gerald M. Fitterer, CPA (35)        Treasurer           2002          Chief Financial Officer of                 N/A
301 Carlson Parkway                                                   Jundt Associates, Inc. since
Suite 120                                                             2002. Vice President of
Minnetonka, MN 55305                                                  Finance / Director of Finance,
                                                                      Zamba Corporation (systems
                                                                      integration consulting), 2000
                                                                      to 2002. Regional Controller,
                                                                      Renaissance Worldwide, Inc.
                                                                      (IT consulting), 1997 to 2000.

James E. Nicholson (51)             Secretary           1999          Partner with the law firm of               N/A
2200 Wells Fargo Center                                               Faegre & Benson LLP,
90 South Seventh Street                                               Minneapolis, Minnesota,
Minneapolis, MN 55402                                                 which has served as general
                                                                      counsel for Jundt Associates,
                                                                      Inc., American Eagle Funds,
                                                                      Inc, Jundt Growth Fund,
                                                                      Inc., Jundt Funds, Inc. and
                                                                      U.S. Growth Investments,
                                                                      Inc. since their inception.
                                                                      Secretary of American Eagle
                                                                      Funds, Inc. since 1999, Jundt
                                                                      Growth Fund, Inc. since
                                                                      1991 and Jundt Funds, Inc.
                                                                      since 1995.

(1) Each officer and director holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., investment companies managed by the Investment Adviser.

(2) Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors of the Fund companies serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act.

(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of
    Section 15(d) of the Securities and Exchange Act, or any company registered as an investment company under the Investment Company Act.

                 (This page has been left blank intentionally.)

                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                               301 Carlson Parkway
                                    Suite 120
                              Minnetonka, MN 55305

                                   DISTRIBUTOR
                         U.S. Growth Investments, Inc.
                               301 Carlson Parkway
                                    Suite 120
                              Minnetonka, MN 55305

                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                        615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI 53202

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                        615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI 53202

                                    CUSTODIAN
                                U.S. Bank, N.A.
                                625 Walnut Street
                              Cincinnati, OH 45202

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                             4200 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402

                                  LEGAL COUNSEL
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402


FOR MORE INFORMATION CONCERNING EACH FUND (INCLUDING FEES, EXPENSES AND RISKS ASSOCIATED WITH AN INVESTMENT IN EACH FUND), CONTACT THE FUND AT 1-800-335-0333 OR YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. PAST PERFORMANCE SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND'S OFFICERS AND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-335-0333.